UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 14, 2012

PARK PLACE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51712	71-0971567
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 300, 400 – 5 Avenue SW, Calgary, Alberta, Canada	T2P 0L6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (403) 539-8710

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

On September 14, 2012 the Company was served with an appeal against the July 17, 2012 Fifth Division Supreme Court of Bulgaria’s decision to uphold the award of the Vranino 1-11 oil and gas exploration block license to Park Place in October of 2010. The Company is currently reviewing the latest appeal and will be filing a response in the coming weeks. The Company continues to have the support of the Ministry of Economy, Energy and Tourism in Bulgaria and will defend its exploration rights to the Vranino 1-11 Block.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENERGY CORP.

/s/ David Johnson
David Johnson
President and Director
Date: September 19, 2012